Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

June 30, 2022

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:        ML of New York Variable Annuity Separate Account D (the “Registrant”)

Commissioners:

Transamerica Financial Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended April 29, 2022, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

Invesco Comstock Fund - SEC Filed No.: 811-03826

Invesco Value Opportunities Fund - SEC File No.: - 811-03826

Ready Assets Government Liquidity Fund - SEC File No.: 811-02556

Semi-Annual Report Mailings:

AB Relative Value Fund - SEC File No.: 811-00126

Invesco Charter Fund, - SEC File No.: 811-01424

Invesco Main Street Fund - SEC File No.: 811-01424

Invesco Discovery Mid Cap Growth Fund - SEC File No.: 811-05426

Invesco Fundamental Alternatives Fund - SEC File No.: 811-05225

Invesco Global Fund - SEC File No.: 811-06463

American Century - Ultra® Fund - SEC File No.: 811-00816

BlackRock Global Allocation Fund, Inc. - SEC File No.: 811-05576

BlackRock International Fund - SEC File No.: 811-08797

Eaton Vance Floating-Rate Fund - SEC File No.: 811-04015

Federated Hermes Kaufmann Fund - SEC File No.: 811-04017

Fidelity Advisor Series VIII - Advisor Overseas Fund - SEC File No.: 811-03855

Lord Abbett Affiliated Fund, Inc. - SEC File No.: 811-00005

Pioneer High Yield Fund - SEC File No.: 811-09685

Putnam Equity Income Fund - SEC File No.: 811-00781

Putnam Large Cap Value Fund - SEC File No.: 811-02742

TA Asset Allocation - Conservative - SEC File No.: 811-04556

TA Asset Allocation - Moderate - SEC File No.: 811-04556

TA Asset Allocation - Moderate Growth - SEC File No.: 811-04556

TA Bond - SEC File No.: 811-04556

TA Growth Opportunities - SEC File No.: 811-04556

TA Multi-Managed Balanced - SEC File No.: 811-04556

TA Small/Mid Cap Value - SEC File No.: 811-04556

TA Sustainable Equity Income - SEC File No.: 811-04556

TA US Growth - SEC File No.: 811-04556

Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

Some of the Funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720)488-7884.

Very truly yours,

/s/ Brian Stallworth

Brian Stallworth

Assistant Secretary